Exhibit 99.1

EXECUTION VERSION

METLIFE, INC.

Series D Senior Debentures due 2024

REMARKETING AGREEMENT

July 30, 2013

Deutsche Bank Securities Inc.

60 Wall Street

New York, New York 10005

Ladies and Gentlemen:

This Remarketing Agreement is dated as of July 30, 2013 (this “Remarketing Agreement”), among MetLife, Inc., a Delaware corporation (the “Company”), and Deutsche Bank Securities Inc. (“Deutsche Bank”) (the “Remarketing Agents,” which expression shall include any institution appointed as a Remarketing Agent in accordance with Section 8 hereof), and Deutsche Bank Trust Company Americas, not individually but solely as Stock Purchase Contract Agent (as defined below) and as attorney-in-fact of the holders of Stock Purchase Contracts (as defined below). The Company and the Remarketing Agents will enter into a Pricing Agreement, to be dated the Remarketing Date (as defined below) (the “Pricing Agreement”), which will set forth, inter alia, the final terms of the Remarketed Securities (as defined below) and the Remarketing Fee (as defined below). The Remarketing Agents are undertaking to remarket Series D Senior Debentures due 2024 (principal amount $1,000 per Series D Senior Debenture) (the “Series D Debt Securities”), whose terms will be modified in the event of a Successful Remarketing (as defined below), as provided in the notice of remarketing from the Company, dated July 30, 2013 (the “Notice”) pursuant to Section 3.3(a) of the Twenty-First Supplemental Indenture (as defined below) and Section 5.2(a)(iv) of the Stock Purchase Contract Agreement (as defined below) (such securities, as so modified from and after a Successful Remarketing (whether or not such securities were remarketed by the Remarketing Agents), the “Securities”). Upon a Successful Remarketing, the Stated Maturity (as defined in the Indenture (as defined below)) of the Series D Debt Securities will automatically be adjusted to September 15, 2023. The Series D Debt Securities were issued by the Company pursuant to an Indenture, dated as of November 9, 2001 (the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to J.P. Morgan Trust Company, National Association (as successor to Bank One Trust Company, N.A.)), as trustee (the “Trustee”), as supplemented by the Twenty-First Supplemental Indenture, dated as of November 1, 2010 (the “Twenty-First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and the Trustee.

A 1/40th or 2.50% undivided beneficial ownership interest in each Series D Debt Security having a principal amount of $1,000 is part of a common equity unit (each, a “Unit”), which also currently includes (i) two stock purchase contracts (the “Stock Purchase Contracts”) which were issued pursuant to the Stock Purchase Contract Agreement, dated as of November 1, 2010, as amended and supplemented by Supplemental Agreement No. 1, dated June 26, 2013, between the Company and the Stock Purchase Contract Agent (as so amended and supplemented, the “Stock Purchase Contract Agreement”), between the Company and Deutsche Bank Trust Company Americas, as stock purchase contract agent (the “Stock Purchase Contract Agent”), and under which the holder of the Unit is obligated to purchase from the Company on the Second Stock Purchase Date and the Third Stock Purchase Date (each as defined in the Stock Purchase Contract Agreement) for $25.00 per Stock Purchase Contract a number of shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”), equal to the applicable Settlement Rate as set forth in the Stock Purchase Contract Agreement and (ii) a 1/40th or 2.50% undivided beneficial ownership interest in a Series E Senior Debenture due 2045 (“Series E Debt Security”) having a principal amount of $1,000. The ownership interests in the Series D Debt Security and Series E Debt Security or, if the holder has stripped such Unit, designated zero-coupon U.S. Treasury Securities, have been pledged to secure the obligations to purchase Common Stock on each remaining Stock Purchase Date (as defined in the Stock Purchase Contract Agreement) pursuant to the Stock Purchase Contracts. The terms and conditions of such pledge are set forth in the Pledge Agreement, dated as of November 1, 2010 (the “Pledge Agreement”), among the Company, Deutsche Bank Trust Company Americas, as collateral agent (the “Collateral Agent”), custodial agent (the “Custodial Agent”) and securities intermediary (the “Securities Intermediary”), and the Stock Purchase Contract Agent.

The Units were initially issued in a private placement to AM Holdings LLC (f/k/a ALICO Holdings LLC), a Delaware limited liability company (the “Selling Securityholder”), as part of the consideration paid by the Company to the Selling Securityholder in connection with the Company’s acquisition of American Life Insurance Company and Delaware American Life Insurance Company from the Selling Securityholder and American International Group, Inc. (the “Acquisition”). The Acquisition was completed on November 1, 2010. The Units were offered and sold by the Selling Securityholder in a registered public offering completed on March 8, 2011.

Capitalized terms used and not defined in this Remarketing Agreement shall have the meanings set forth in the Stock Purchase Contract Agreement, the Pledge Agreement or the Indenture, as the case may be.

The Remarketing (as defined below) of the Series D Debt Securities is provided for in Article III of the Twenty-First Supplemental Indenture. As used in this Remarketing Agreement, “Transaction Documents” shall mean, collectively, the Stock

Purchase Contract Agreement, the Indenture, the Pledge Agreement, this Remarketing Agreement and the Pricing Agreement; the term “Remarketed Securities” means the Series D Debt Securities subject to the Remarketing as notified to the Remarketing Agent by the Collateral Agent and the Custodial Agent, on or prior to the Remarketing Date; the term “Remarketing Procedures” means the procedures in connection with the Remarketing, described in the Stock Purchase Contract Agreement, the Pledge Agreement and the Twenty-First Supplemental Indenture, as the case may be; the term “Remarketing” means the remarketing, offering, sale and delivery of the Remarketed Securities pursuant to the Remarketing Procedures; the term “Remarketing Date” means the date on which the Remarketing Agents price the Remarketed Securities in connection with the Remarketing, such date to occur on a Business Day (as defined below) during the period that begins on, and includes, August 28, 2013 and ends on, and includes, September 10, 2013; the term “Remarketing Settlement Date” means the date on which the purchase and sale of the Remarketed Securities closes and the delivery of such Remarketed Securities is made against payment therefor, such date to occur on a Business Day during the period that begins on, and includes, September 4, 2013 and ends on, and includes, September 11, 2013; and the term “Successful Remarketing” means a Remarketing that (i) was conducted in accordance with Article III of the Twenty-First Supplemental Indenture; (ii) by no later than 4:00 P.M., New York City time, on the Remarketing Settlement Date of such Remarketing, each Remarketed Security that is subject to such Remarketing has been sold by the Remarketing Agents; (iii) the aggregate cash gross proceeds from such sale have been delivered to such Remarketing Agents no later than 4:00 P.M., New York City time, on such Remarketing Settlement Date; and (iv) such aggregate cash gross proceeds are not less than the Remarketing Price (as defined below) for such Remarketing.

As used herein, “Business Day” means any day other than a Saturday, Sunday or other day on which banking institutions in New York, New York are authorized or required by law or executive order to remain closed.

1. Appointment and Obligations of the Remarketing Agent. (a) The Company hereby appoints Deutsche Bank as the initial Remarketing Agent, and Deutsche Bank hereby accepts appointment as Remarketing Agent, for the purpose of (i) Remarketing the Remarketed Securities on behalf of the holders thereof, (ii) establishing the Reset Rate (as defined below) for the Securities in connection with the Remarketing and (iii) performing such other duties as are assigned to the Remarketing Agents in the Remarketing Procedures, all in accordance with and pursuant to the Remarketing Procedures.

(b) The Remarketing Agents agree (i) to use commercially reasonable efforts to remarket the Remarketed Securities tendered or deemed tendered to the Remarketing Agents in the Remarketing, (ii) to establish the Reset Rate in accordance with the Remarketing Procedures and to notify the Company, the Trustee and the Stock Purchase

Contract Agent promptly of the Reset Rate and (iii) to carry out such other duties as are assigned to the Remarketing Agents in the Remarketing Procedures, all in accordance with the provisions of the Remarketing Procedures.

(c) On the Remarketing Date, the Remarketing Agents shall use their commercially reasonable efforts to remarket the Remarketed Securities tendered or deemed tendered for purchase, at a price which results in cash proceeds equal to at least the sum of (i) the remarketing fee to be paid to the Remarketing Agents in connection with the Remarketing in an amount to be specified in the Pricing Agreement (such fee, the “Remarketing Fee”), (ii) 100% of the aggregate principal amount of such Remarketed Securities and (iii) the product of five basis points (0.05%) and the aggregate principal amount of such Remarketed Securities (such sum, the “Remarketing Price”).

(d) On the Remarketing Date, the Remarketing Agents shall determine the rate per annum, rounded to the nearest one-thousandth of one percent (0.001%), that the Securities should bear (which rate will apply to all Securities whether or not such Securities were included in the Remarketing) (the “Reset Rate”) in order for the Remarketed Securities to generate cash proceeds from the Remarketing equal to at least the Remarketing Price and that in the sole reasonable discretion of the Remarketing Agents will enable them to remarket all Remarketed Securities tendered or deemed tendered for purchase in such Remarketing at no less than the Remarketing Price; provided, however, that, unless such requirement has been validly waived by the Company, the Reset Rate may not exceed the prevailing market yield, as determined by the Remarketing Agents, of the benchmark U.S. treasury security having a remaining maturity that most closely corresponds to the period from the Remarketing Settlement Date until the Stated Maturity of the Securities (after giving effect to the change in the Stated Maturity of the Securities on the Remarketing Settlement Date pursuant to the Indenture), plus 750 basis points per annum; provided, further, that the Reset Rate may not be less than 0% per annum.

(e) In the event of a Remarketing that is not a Successful Remarketing, the Remarketing Agents shall promptly remit (i) to the Custodial Agent the Remarketed Securities, if any, that are no longer a component of the Units (“Separate Securities”), and (ii) to the Collateral Agent the balance of the Remarketed Securities.

(f) By no later than 4:30 P.M., New York City time, on the Remarketing Settlement Date, provided that there has been a Successful Remarketing, the Remarketing Agents shall advise, by telephone, the Company, the Stock Purchase Contract Agent and the Trustee that the Remarketing was a Successful Remarketing and of the Reset Rate determined in the Remarketing and the aggregate principal amount of Remarketed Securities sold in the Remarketing.

(g) In accordance with The Depository Trust Company’s (the “Depositary”) normal procedures, on the Remarketing Settlement Date, the transactions described above with respect to each Remarketed Security tendered for purchase and sold in the Remarketing shall be executed through the Depositary, and the accounts of the respective Depositary participants shall be debited and credited and such Remarketed Securities delivered by book-entry as necessary to effect purchases and sales of such Remarketed Securities.

(h) On the Remarketing Settlement Date, the tender and settlement procedures set forth in this Section 1, including provisions for payment by purchasers of the Remarketed Securities in the Remarketing, shall be subject to modification to the extent required by the Depositary or, if the book-entry system is no longer available for the Remarketed Securities at the time of the Remarketing, to facilitate the tendering and remarketing of the Remarketed Securities in certificated form. In addition, the Remarketing Agents may modify the settlement procedures set forth herein in order to facilitate the settlement process.

(i) On the Remarketing Settlement Date, the Remarketing Agents shall deduct the Remarketing Fee from the gross proceeds of the Remarketing and shall remit any proceeds remaining after such deduction as follows: (i) to the extent such net proceeds relate to Remarketed Securities that form part of any Normal Common Equity Unit (as defined in the Stock Purchase Contract Agreement), to the Securities Intermediary and (ii) to the extent such net proceeds relate to the Separate Securities that were included in the Remarketing as Remarketed Securities to, or at the direction of, the Custodial Agent for payment to the holders of such Separate Securities. Holders whose Series D Debt Securities are remarketed pursuant to this Remarketing Agreement will not otherwise be responsible for the payment of any Remarketing Fee in connection therewith.

(j) If fewer than all of the Remarketed Securities are remarketed in accordance with the terms hereof, the Remarketing shall be deemed to have failed as to all Remarketed Securities.

(k) If at any time during the term of this Remarketing Agreement, any Event of Default (as defined in the Indenture) or event that with the passage of time or the giving of notice or both would become such an Event of Default has occurred and is continuing under the Indenture, then the obligations and duties of the Remarketing Agents under this Remarketing Agreement shall be suspended until such default or event has been cured. The Company will promptly cause the Trustee, the Stock Purchase Contract Agent and the Collateral Agent to give the Remarketing Agents notice of all such defaults and events of which such trustee or agent is aware.

2. Representations and Warranties of the Company. The Company hereby represents and warrants that, unless otherwise specified (i) on and as of the Applicable Time (as defined below) (to the extent such representations and warranties are applicable as of such date), (ii) on and as of the Remarketing Date and (iii) on and as of the Remarketing Settlement Date that:

(a) The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (No. 333-170876) under the Securities Act of 1933, as amended (the “Act”), which has become effective covering, inter alia, the Remarketing of the Remarketed Securities. The Company meets the requirements for use of Form S-3 under the Act. The Company proposes to file with the Commission pursuant to Rule 424 under the Act a supplement or supplements to the form of prospectus included in such registration statement relating to the Remarketed Securities and the plan of distribution thereof. Such registration statement, including the exhibits thereto, as amended at the Remarketing Date, is hereinafter called the “Registration Statement”; the Registration Statement at the time it originally became effective is herein called the “Original Registration Statement”; such prospectus in the form in which it appears in the Original Registration Statement is hereinafter called the “Base Prospectus”; and such supplemented form of prospectus, in the form in which it shall first be filed with the Commission pursuant to Rule 424 (including the Base Prospectus as so supplemented), is hereinafter called the “Final Prospectus.” Any preliminary form of the Final Prospectus in the form in which it shall first be filed with the Commission pursuant to Rule 424 is hereinafter called a “Preliminary Prospectus.” Any reference herein to the Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Pricing Prospectus (as defined below) or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or before the Remarketing Date, or the issue date of the Base Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Final Prospectus shall be deemed to refer to and include any document filed under the Exchange Act after the date of this Remarketing Agreement, or the issue date of the Base Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference; each Preliminary Prospectus, the Pricing Prospectus and the prospectuses filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, complied or will comply, as applicable, when so filed in all material respects with the Act and the rules thereunder and each Preliminary Prospectus, the Pricing Prospectus and the Final Prospectus delivered to the Remarketing Agents for use in connection with this offering will be identical to the electronically transmitted copies thereof filed with the Commission via the Electronic Data Gathering, Analysis and Retrieval (“EDGAR”) system, except to the extent permitted by Regulation S-T.

(b) (i) The Registration Statement, as amended as of any such time, and the Final Prospectus, as amended or supplemented as of any such time, and, in the case of Securities issued pursuant to the Indenture, such Indenture, will comply in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), as applicable, and the respective rules thereunder;

(ii) (A) The Registration Statement does not and will not, as of the applicable effective date as to each part of the Registration Statement, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading and (B) the Final Prospectus does not and will not, as of its date and as of its filing date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that for each of (A) and (B), the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the trustee’s Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act or (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus in reliance upon and in conformity with information relating to any Remarketing Agent furnished in writing to the Company by such Remarketing Agent expressly for use in the Registration Statement and the Final Prospectus;

(iii) As of the Applicable Time, the Issuer Free Writing Prospectus(es) (as defined below) listed on Schedule 1 hereto, if any, the Pricing Prospectus (as defined below), and the final term sheet relating to the Remarketed Securities set forth as Annex A to the Pricing Agreement (the “Final Term Sheet”), all considered together (collectively, the “Disclosure Package”), will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

(iv) As of the Applicable Time, each Issuer Free Writing Prospectus listed on Schedule 1 hereto, if any, will not conflict with the information contained or incorporated by reference in the Registration Statement or the Disclosure Package, and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Disclosure

Package and any other such Issuer Free Writing Prospectus, in each case as of the Applicable Time, will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, it is understood and agreed that in no event shall any such Issuer Free Writing Prospectus, including but not limited to any electronic roadshow, be listed on Schedule 1 hereto unless the Company (i) has consented to the use thereof and (ii) shall have approved its contents before any such use, in each case in accordance with the provisions of this Remarketing Agreement.

As used in this subsection and elsewhere in this Remarketing Agreement:

“Applicable Time” means such time as is specified as the “Applicable Time” in the Pricing Agreement or such other time as agreed by the Company and the Remarketing Agents.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Act (“Rule 433”), relating to the Remarketed Securities.

“Pricing Prospectus” means the Base Prospectus, as amended or supplemented (including by any Preliminary Prospectus) immediately prior to the Applicable Time.

(c) At the time the Company or another offering participant first made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the Securities, the Company was not an “ineligible issuer” as defined in Rule 405 under the Act.

(d) The Company has not distributed and will not distribute, prior to the later of the Remarketing Settlement Date and the completion of the Remarketing Agents’ distribution of the Remarketed Securities, any offering material in connection with the Remarketing of the Remarketed Securities other than the Preliminary Prospectus, the Final Prospectus or any Issuer Free Writing Prospectus reviewed and consented to by the Remarketing Agents as provided in Section 3(j) of this Remarketing Agreement.

(e) (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Act) relied on the exemption of Rule 163 under the Act, and (iv) as of the date and time that the Pricing Agreement is executed (the “Execution Time”), the Company was and will be a “well known seasoned issuer” as defined in Rule 405 under the Act. The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405 under the Act, that automatically became effective not more than three years prior to the Execution Time; the Company has not received from the Commission any notice pursuant to Rule 401(g)(2) under the Act objecting to use of the automatic shelf registration statement and the Company has not otherwise ceased to be eligible to use the automatic shelf registration statement. The Company has paid or shall pay the required Commission filing fees relating to the Remarketed Securities within the time required by Rule 456(b)(1) under the Act and otherwise in accordance with Rules 456(b) and 457(r) under the Act.

(f) Each document incorporated or deemed to be incorporated by reference in the Registration Statement, the Disclosure Package and the Final Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the Act or the Exchange Act, as applicable.

(g) Neither the Company nor any Significant Subsidiary (as defined below) of the Company has sustained since the date of the latest audited financial statements included or incorporated by reference in the Disclosure Package any loss or interference material to the business of the Company and its subsidiaries considered as a whole, other than as described in or contemplated by the Disclosure Package, from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; and, since the respective dates as of which information is given in the Disclosure Package, other than as described or contemplated in the Disclosure Package, there has not been any (i) material addition, or development involving a prospective material addition, to the liability of any Significant Subsidiary for future policy benefits, policyholder account balances and other claims, other than in the ordinary course of business, (ii) material decrease in the surplus of any Significant Subsidiary or material change in the capital stock or other ownership interests (other than issuances of common stock upon the exercise of outstanding employee stock options or pursuant to existing employee compensation plans or on the conversion or exchange of convertible or exchangeable securities outstanding on the date of this Remarketing Agreement) of the Company or any Significant Subsidiary or any material increase in the long-term debt of the Company or its subsidiaries, considered as a whole, or (iii) material adverse change, or development involving a prospective material adverse change, in or affecting the business, financial position, reserves, surplus, equity or results of operations (in each case considered either on a statutory accounting or U.S. generally accepted accounting principles (“GAAP”) basis, as applicable) of the Company and its subsidiaries considered as a whole. As of December 31, 2012, the subsidiaries of the Company that would qualify as a “Significant Subsidiary” of the Company under Regulation S-X were Metropolitan Life Insurance Company (“MLIC”), MetLife Insurance Company of Connecticut, MetLife Investors USA Insurance Company, MetLife Bank, N.A., Metropolitan Global Management, LLC, MetLife Ireland Holdings One Limited, Exeter Reassurance Company, Ltd., MetLife Alico Life Insurance K.K., American Life Insurance Company, St. James Fleet Investments Two Limited, OMI MLIC Investments Limited and Convent Station Euro Investments Four Company. For purposes of this Agreement, the term “Significant Subsidiary” shall mean each of the subsidiaries listed in the preceding sentence other than St. James Fleet Investments Two Limited, OMI MLIC Investments Limited and Convent Station Euro Investments Four Company.

(h) The Company and each Significant Subsidiary has good and marketable title in fee simple to all material real property and good and marketable title to all material personal property owned by it, in each case free and clear of all liens, encumbrances and defects that materially interfere with the use made and proposed to be made of such property by the Company or any Significant Subsidiary, except such as are described in the Disclosure Package or such as would not have a material adverse effect on the business, financial position, equity, reserves, surplus or results of operations of the Company and its subsidiaries, considered as a whole (“Material Adverse Effect”), and any material real property and material buildings held under lease by the Company or any of its subsidiaries are held under valid, subsisting and enforceable leases with such exceptions that do not materially interfere with the use made and currently proposed to be made of such property and buildings by the Company or any Significant Subsidiary.

(i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Disclosure Package and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification and good standing, except to the extent that the failure to be so qualified and in good standing would not have a Material Adverse Effect; MLIC was duly converted from a mutual life insurance company to a stock life insurance company on April 7, 2000 in accordance with the Plan of Reorganization of MLIC under Section 7312 of the New York Insurance Law; each Significant Subsidiary is validly existing as a corporation and is in good standing under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Disclosure Package; and each Significant Subsidiary is duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification and good standing, except to the extent that the failure to be so qualified and in good standing would not have a Material Adverse Effect.

(j) The Company had or has, as applicable, the corporate power and authority to execute and deliver each Transaction Document and the Securities and to consummate the transactions contemplated hereby and thereby.

(k) The Company has an authorized capitalization as set forth and described in the Disclosure Package, and all of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company; except as disclosed in the Disclosure Package, there are no outstanding options or warrants to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into or any contracts or commitments to sell shares of the Company’s capital stock or any such options, rights, warrants, convertible securities or obligations; the description of the Company’s stock option plans and the options or other rights granted and exercised thereunder set forth in the Disclosure Package accurately and fairly describe the information required to be shown with respect to such plans, arrangements, options and rights; except as disclosed in the Disclosure Package, there are no rights of any person, corporation or other entity to require registration of any shares of common stock or any other securities of the Company in connection with the filing of the Registration Statement and the Remarketing of the Remarketed Securities by the Remarketing Agents pursuant to this Remarketing Agreement and the Pricing Agreement; all of the issued shares of capital stock or other ownership interests of MLIC have been duly and validly authorized and issued, are fully paid and nonassessable and are owned directly or indirectly by the Company free and clear of all liens, encumbrances, equities or claims.

(l) Each Transaction Document has been duly authorized by the Company and has been or, at the Remarketing Settlement Date, will have been duly executed and delivered, will conform in all material respects to the description thereof in the Disclosure Package and the Final Prospectus, and each Transaction Document other than this Remarketing Agreement and the Pricing Agreement constitutes or, at the Remarketing Settlement Date, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, moratorium and other similar laws relating to or affecting creditors’ rights generally and to general principles of equity; and the Indenture has been duly qualified under the Trust Indenture Act.

(m) The Series D Debt Securities have been duly authorized, executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, moratorium and other similar laws relating to or affecting creditors’ rights generally and to general principles of equity, and are entitled to the benefits provided by the Indenture; the Series D Debt Securities are substantially in the form contemplated by the Indenture.

(n) The Securities have been duly authorized and will, on the Remarketing Settlement Date, have been duly executed, authenticated, issued and delivered (assuming their due authentication by the trustee) and constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, moratorium and other similar laws relating to or affecting creditors’ rights generally and to general principles of equity, and will be entitled to the benefits provided by the Indenture; and the Securities will be substantially in the form contemplated by the Indenture and will conform in all material respects to the description thereof contained in the Disclosure Package and the Final Prospectus.

(o) Each Significant Subsidiary that is required to be organized or licensed as an insurance company in its jurisdiction of incorporation (each, an “Insurance Subsidiary” and collectively, the “Insurance Subsidiaries”) is licensed as an insurance company in its respective jurisdiction of incorporation and is duly licensed or authorized as an insurer in each other jurisdiction where it is required to be so licensed or authorized to conduct its business, in each case with such exceptions as would not have, individually or in the aggregate, a Material Adverse Effect; except as otherwise described in the Disclosure Package, each Insurance Subsidiary has all other approvals, orders, consents, authorizations, licenses, certificates, permits, registrations and qualifications (collectively, the “Approvals”) of and from all insurance regulatory authorities to conduct its business, with such exceptions as would not have, individually or in the aggregate, a Material Adverse Effect; there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or investigation that could reasonably be expected to lead to any revocation, termination or suspension of any such Approval, the revocation, termination or suspension of which would have, individually or in the aggregate, a Material Adverse Effect; and, to the knowledge of the Company, no insurance regulatory agency or body has issued any order or decree impairing, restricting or prohibiting the payment of dividends by any Insurance Subsidiary to its parent which would have, individually or in the aggregate, a Material Adverse Effect.

(p) The Company and each Significant Subsidiary has all necessary Approvals of and from, and has made all filings, registrations and declarations (collectively, the “Filings”) with, all insurance regulatory authorities, all Federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, which are necessary to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Disclosure Package, except where the failure to have such Approvals or to make such Filings would not have, individually or in the aggregate, a Material Adverse Effect; to the knowledge of the Company, the Company and each Significant Subsidiary is in compliance with all applicable laws, rules, regulations, orders, by-laws and similar requirements, including in connection with registrations or memberships in self-regulatory organizations, and all such Approvals and Filings are in full force and effect and neither the Company nor any Significant Subsidiary has received any notice of any event, inquiry, investigation or proceeding that would reasonably be expected to result in the suspension, revocation or limitation of any such Approval or otherwise impose any limitation on the conduct of the business of the Company or any Significant Subsidiary, except as described in the Disclosure Package or except for any such non-compliance, suspension, revocation or limitation which would not have, individually or in the aggregate, a Material Adverse Effect.

(q) Each Insurance Subsidiary is in compliance with and conducts its businesses in conformity with all applicable insurance laws and regulations of its respective jurisdiction of incorporation and the insurance laws and regulations of other jurisdictions which are applicable to it, in each case with such exceptions as would not have, individually or in the aggregate, a Material Adverse Effect.

(r) Each Significant Subsidiary which is engaged in the business of acting as a broker-dealer or an investment advisor (respectively, a “Broker-Dealer Subsidiary” and an “Investment Advisor Subsidiary”) is duly licensed or registered as a broker-dealer or investment advisor, as the case may be, in each jurisdiction where it is required to be so licensed or registered to conduct its business, in each case, with such exceptions as would not have, individually or in the aggregate, a Material Adverse Effect; each Broker-Dealer Subsidiary and each Investment Advisor Subsidiary has all other necessary Approvals of and from all applicable regulatory authorities, including any self-regulatory organization, to conduct its businesses, in each case with such exceptions, as would not have, individually or in the aggregate, a Material Adverse Effect; except as otherwise described in the Disclosure Package, none of the Broker-Dealer Subsidiaries or Investment Advisor Subsidiaries has received any notification from any applicable regulatory authority to the effect that any additional Approvals from such regulatory authority are needed to be obtained by such subsidiary in any case where it could be reasonably expected that (x) any of the Broker-Dealer Subsidiaries or Investment Advisor Subsidiaries would in fact be required either to obtain any such additional Approvals or cease or otherwise limit engaging in a certain business and (y) the failure to have such Approvals or limiting such business would have a Material Adverse Effect; and each Broker-Dealer Subsidiary and each Investment Advisor Subsidiary is in compliance with the requirements of the broker-dealer and investment advisor laws and regulations of each jurisdiction which are applicable to such subsidiary, and has filed all notices, reports, documents or other information required to be filed thereunder, in each case with such exceptions as would not have, individually or in the aggregate, a Material Adverse Effect.

(s) The Remarketing of the Remarketed Securities pursuant to this Remarketing Agreement and the Pricing Agreement, and compliance by the Company with all of the provisions of the Securities and the Transaction Documents, and the consummation of the transactions herein and therein contemplated, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, or other agreement or instrument to which the Company or any Significant Subsidiary is a party or by which the Company or any Significant Subsidiary is bound or to which any of the property or assets of the Company or any Significant Subsidiary is subject, or which affects the validity, performance or consummation of the transactions contemplated by this Remarketing Agreement, nor will such action result in any violation of any statute or any order, rule or regulation of any court or insurance regulatory authority or other governmental agency or body having jurisdiction over the Company or any Significant Subsidiary or any of their properties, in each case other than such breaches, conflicts, violations, or defaults which individually or in the aggregate, would not have a Material Adverse Effect and would not adversely affect the validity or performance of the Company’s obligations, as applicable, under or with respect to the Remarketed Securities or any Transaction Document (in each case as to which the Company is or is to become a party); nor will such action result in any violation of the provisions of the certificate of incorporation or by-laws or other charter documents of the Company or any Significant Subsidiary; and no Approval of or Filing with any such court or insurance regulatory authority or other governmental agency or body is required for the execution, delivery and performance by the Company of any Transaction Document or for the issue or sale of the Securities, except, assuming the accuracy of the

Remarketing Agents’ representation in Section 9 of this Remarketing Agreement, (i) the registration under the Act of the Securities which registration has become effective and (ii) such Approvals or Filings as may be required under the Trust Indenture Act or state securities or Blue Sky laws in connection with the Remarketing of the Remarketed Securities by the Remarketing Agents.

(t) Other than as set forth in the Disclosure Package, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is subject, challenging the transactions contemplated by the Transaction Documents or which, if determined adversely to the Company or its subsidiaries, could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or would materially and adversely affect the ability of the Company to perform its obligations under the Transaction Documents; and, to the knowledge of the Company, no such proceedings are threatened or contemplated by governmental authorities or threatened by others other than as set forth in the Disclosure Package.

(u) Neither the Company nor any Significant Subsidiary is in violation of any of its certificate of incorporation or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, which violation or default would have, individually or in the aggregate, a Material Adverse Effect.

(v) The statements set forth in each of the Disclosure Package and the Final Prospectus under the captions “Description of Debt Securities” and “Description of Remarketed Series D Debentures” insofar as they purport to constitute a summary of the terms of the Transaction Documents and other documents referred to therein, under the caption “Plan of Distribution,” insofar as they purport to describe the documents referred to therein, and under the captions “Certain Material United States Federal Income Tax Considerations” (subject to the limitations and qualifications set forth therein) and “Certain ERISA Considerations,” insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete in all material respects.

(w) Other than as disclosed in the Disclosure Package, the financial statements of the Company and its consolidated subsidiaries included or incorporated by reference in the Disclosure Package, together with the related schedules and notes, comply in all material respects with the requirements of the Act and the Exchange Act, as applicable, and present fairly in all material respects the financial position, the results of operations and the changes in cash flows of such entities in conformity with GAAP at the respective dates or for the respective periods to which they apply; and such financial statements and related notes and schedules, if any, have been prepared in accordance with GAAP consistently applied throughout the periods involved.

(x) Deloitte & Touche LLP, which has audited certain consolidated financial statements of the Company and its subsidiaries, is an Independent Registered Public Accounting Firm as required by the Act and the rules and regulations of the Commission thereunder.

(y) Neither the Company nor any Significant Subsidiary is, or after giving effect to the offer and sale of the Securities pursuant to the Pricing Agreement will be, an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules and regulations thereunder, although certain separate accounts of MLIC and of certain Insurance Subsidiaries are required to register as investment companies under the Investment Company Act.

(z) None of the Company or its subsidiaries or, to the best of their knowledge, any of their directors, officers or affiliates, has taken or will take, directly or indirectly, any action designed to, or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Remarketed Securities in violation of Regulation M under the Exchange Act.

(aa) The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. As disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, the Company’s internal control over financial reporting was effective as of December 31, 2012 and the Company is not aware of any material weaknesses in its internal control over financial reporting.

(bb) The Company and its consolidated subsidiaries employ disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Company’s management, including its principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure. As disclosed in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2013, the Company’s disclosure controls and procedures were effective as of June 30, 2013.

(cc) No stop order suspending the effectiveness of the Registration Statement has been issued under the Act and the Registration Statement is not the subject of a pending proceeding or examination under Section 8(d) or 8(e) of the Act, the Company is not the subject of a pending proceedings under Section 8A of the Act in connection with the Remarketing of the Remarketed Securities and any request on the part of the Commission for additional information has been complied with.

(dd) Except as would not individually or in the aggregate, reasonably be expected to have a Material Adverse Effect: (1) all tax returns required to be filed by the Company or any of its subsidiaries have been timely filed, (2) (x) all taxes (whether imposed directly or through withholding) including any interest, fine, sales and use taxes, all taxes which the Company and each of its subsidiaries is obligated to withhold from amounts owing to employees, creditors and third parties with respect to the period covered by such tax returns, additions to tax, or penalties applicable thereto due or claimed to be due from such entities have been timely paid, and (y) no deficiency assessment with respect to a proposed adjustment of the Company or its subsidiaries’ federal, state, local or foreign taxes is pending or, to the best of the Company or its subsidiaries’ knowledge, threatened, in each case of (x) and (y), other than such taxes or adjustments that are being contested in good faith or for which adequate reserves have been provided, and (3) to the Company and its subsidiaries’ knowledge, there is no tax lien, whether imposed by any federal, state, foreign or other taxing authority, outstanding against the assets, properties or business of the Company or its subsidiaries.

3. Company Covenants. The Company agrees with each of the Remarketing Agents:

(a) To prepare the Final Prospectus as amended and supplemented in relation to the Remarketed Securities in a form approved by the Remarketing Agent and to file timely such Final Prospectus pursuant to Rule 424(b) under the Act; to make no further amendment or any supplement to the Registration Statement or Final Prospectus as amended or supplemented after the Applicable Time and prior to the Remarketing Settlement Date for the Remarketed Securities unless the Remarketing Agents for such Remarketed Securities shall have had a reasonable opportunity to review and comment upon any such amendment or supplement prior to any filing thereof; to advise the Remarketing Agents, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Final Prospectus or any amended Final Prospectus has been filed and to furnish the Remarketing Agents with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the Remarketing of the Remarketed Securities and, during such same period, to advise the Remarketing Agents, promptly after it receives notice thereof, of (i) the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Final Prospectus, (ii) the suspension of the qualification of such Remarketed Securities for Remarketing in any jurisdiction or of the initiation or threatening of any proceeding for any such purpose, or (iii) any request by the Commission for the amending or supplementing of the Registration Statement or Final Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Final Prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

(b) To give the Remarketing Agents notice of any filings made pursuant to the Exchange Act or the regulations of the Commission thereunder within forty-eight hours prior to the Applicable Time; to give the Remarketing Agents notice of its intention to make any such filing from the Applicable Time to the Remarketing Settlement Date and to furnish the Remarketing Agents with copies of any such documents a reasonable amount of time prior to such proposed filing. The Company shall prepare the Final Term Sheet and file such Final Term Sheet as an Issuer Free Writing Prospectus within two Business Days after the Remarketing Date; provided that the Company shall furnish the Remarketing Agents with copies of any such Final Term Sheet a reasonable amount of time prior to such proposed filing and will not use or file any such document to which the Remarketing Agents or counsel to the Remarketing Agents shall object;

(c) Promptly from time to time to take such action as the Remarketing Agents may reasonably request to qualify the Remarketed Securities for offering and sale under the securities laws of such jurisdictions as the Remarketing Agents may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for so long as may be necessary to complete the distribution of such Remarketed Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation, to file a general consent to service of process in any jurisdiction or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise subject;

(d) To furnish to the Remarketing Agents a copy of each proposed Issuer Free Writing Prospectus prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed Issuer Free Writing

Prospectus to which the Remarketing Agents reasonably object; if at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, the Disclosure Package, the Final Prospectus or any Preliminary Prospectus or, when taken together with the Disclosure Package and any other such Issuer Free Writing Prospectus, included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, to promptly notify the Remarketing Agents and, if requested by the Remarketing Agents, to promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission; provided, however, that this covenant shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by any Remarketing Agent expressly for use therein;

(e) To furnish the Remarketing Agents with copies of any Issuer Free Writing Prospectus or the Final Prospectus in such quantities as the Remarketing Agents may from time to time reasonably request, and if, at any time prior to the earlier of (i) the completion of the distribution of the Remarketed Securities and (ii) the expiration of nine months after the date of the Final Prospectus, any event shall have occurred as a result of which any Issuer Free Writing Prospectus or the Final Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Issuer Free Writing Prospectus or the Final Prospectus were delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement any Issuer Free Writing Prospectus or the Final Prospectus or to file under the Exchange Act any document incorporated by reference in any Issuer Free Writing Prospectus or the Final Prospectus in order to comply with the Act or the Exchange Act, (i) to notify the Remarketing Agents and (ii) upon their request to prepare and furnish without charge to each Remarketing Agent and to any dealer in securities as many copies as such Remarketing Agent may from time to time reasonably request of an amended Issuer Free Writing Prospectus or a supplement to the Final Prospectus or an amended Final Prospectus which will correct such statement or omission or effect such compliance; and any Issuer Free Writing Prospectus and the Final Prospectus and any amendments or supplements thereto furnished to the Remarketing Agents shall be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T;

(f) To make generally available to securityholders of the Company as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder (including, at the option of the Company, Rule 158);

(g) During the period beginning from the Applicable Time and continuing to and including the Remarketing Settlement Date for the Remarketed Securities, not to offer, sell, contract to offer or sell or otherwise dispose of any debt securities of the Company having pricing characteristics similar to the Securities exceeding an aggregate principal amount of $3 billion, except, for the avoidance of doubt, debt securities issued under the Global Medium Term Note Program of Metropolitan Life Global Funding I, Global Medium Term Note Program of MetLife Institutional Funding II, or any commercial paper program of, or sponsored by, the Company or any subsidiaries, without the prior written consent of the Remarketing Agents, which consent shall not be unreasonably withheld;

(h) During a period of five years from the effective date of the Registration Statement, to furnish to the Remarketing Agents copies of all reports or other communications (financial or other) furnished to stockholders of the Company, and to furnish to the Remarketing Agents as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which the Securities or any class of securities of the Company is listed (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission), provided that reports and financial statements furnished to or filed with the Commission, and publicly available on EDGAR, or furnished on the Company’s website, shall be deemed to have been furnished to the Remarketing Agents under this Section 3(h);

(i) The Company agrees that, unless it obtains the prior consent of the Remarketing Agents, and each Remarketing Agent represents and agrees that, unless it obtains the prior consent of the Company, it has not made and will not make any offer relating to the Remarketed Securities that would constitute an Issuer Free Writing Prospectus (other than, for the avoidance of doubt, any Bloomberg L.P. or other electronic communication regarding any preliminary term sheets or comparable bond prices and the Final Term Sheet filed pursuant to Section 3(b) hereto). Each Remarketing Agent agrees, unless it obtains the prior consent of the Company, not to take any action that would result in the Company being required to file with the Commission under Rule 433(d) under the Act a free writing prospectus prepared by or on behalf of each Remarketing Agent that otherwise would not be required to be filed by the Company thereunder but for the action of such Remarketing Agent (other than, for the avoidance of doubt, the Final Term Sheet filed pursuant to Section 3(b) hereto); and

(j) The Company agrees to promptly notify the Remarketing Agents if A.M. Best & Co., Fitch Ratings, Ltd., Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Services has given notice of any intended or potential downgrading or any review for a possible change of its rating of any debt security or the financial strength or the claims paying ability of the Company or any Significant Subsidiary.

4. Fees and Expenses. The Company covenants and agrees with the Remarketing Agents that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of counsel and accountants to the Company in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus and the Final Prospectus and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Remarketing Agents and dealers; (ii) the cost of printing or producing the Transaction Documents, any Blue Sky Survey and any other documents in connection with the Remarketing of the Remarketed Securities; (iii) all expenses in connection with the qualification of the Remarketed Securities for offering and sale under state securities laws and insurance securities laws as provided in Section 3(b) hereof, including the reasonable fees and disbursements of counsel for the Remarketing Agents in connection with such qualification and in connection with the Blue Sky Survey; (iv) the filing fees incident to, and the fees and disbursements of counsel for the Remarketing Agents in connection with, securing any required review by the Financial Industry Regulatory Authority of the terms of the sale of the Remarketed Securities; (v) any fees charged by securities rating services for rating the Remarketed Securities; (vi) the cost of preparing the Remarketed Securities; (vii) the fees and expenses of any trustee, paying agent or transfer agent and the fees and disbursements of counsel for any such trustee, paying agent or transfer agent in connection with the Remarketing; (viii) any travel expenses of the Company’s officers and employees and any other expenses of the Company in connection with attending or hosting meetings with respect to this Remarketing; and (ix) all other costs and expenses incident to the performance of the obligations of the Company hereunder which are not otherwise specifically provided for in this Section. Except as provided in this Section, and Sections 6 and 13 hereof, the Remarketing Agents will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Remarketed Securities by them and any advertising expenses connected with Remarketing of the Remarketed Securities that they may make.

5. Conditions to Remarketing Agents’ Obligations. The obligations of the Remarketing Agents shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein or in certificates of any officer of the Company or any subsidiary of the Company delivered pursuant to the provisions hereof are, at the Applicable Time, the Remarketing Date and the Remarketing Settlement Date (in each case, to the extent such representations and warranties are applicable as of such date), true and correct, the condition that the Company shall have performed all of its covenants and other obligations included hereunder and in the other Transaction Documents to be performed at or before the date hereof, the Applicable Time, the Remarketing Date and the Remarketing Settlement Date, and the following additional conditions:

(a) The Final Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 3(a) hereof; the Final Term Sheet shall have been filed with the Commission pursuant to Rule 433(d); no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Remarketing Agents’ reasonable satisfaction;

(b) All corporate proceedings and other legal matters incident to the authorization, form and validity of the Transaction Documents, the Remarketed Securities, the Securities, the Final Prospectus, the Registration Statement and all other legal matters relating to this Remarketing Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel to the Remarketing Agents, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters;

(c) Debevoise & Plimpton LLP, counsel for the Remarketing Agents, shall have furnished to the Remarketing Agents such written opinion, dated the Remarketing Settlement Date, as the Remarketing Agents may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(d) Willkie Farr & Gallagher LLP, counsel for the Company, shall have furnished to the Remarketing Agents their written opinions, each opinion dated the Remarketing Settlement Date, substantially in the form attached hereto as Annex I-A with respect to certain corporate and tax matters, and Annex I-B with respect to the Registration Statement, Disclosure Package and the Final Prospectus;

(e) Matthew Ricciardi, Chief Counsel – General Corporate of the MetLife Group, Inc., shall have furnished to the Remarketing Agents his written opinion, dated the Remarketing Settlement Date, substantially in the form attached hereto as Annex II;

(f) The Company will furnish the Remarketing Agents with such conformed copies of such opinions, certificates, letters and documents as the Remarketing Agents reasonably request;

(g) (i) On the Remarketing Date, Deloitte & Touche LLP shall have furnished to the Remarketing Agents a letter, dated the Remarketing Date, in form and substance reasonably satisfactory to the Remarketing Agents, confirming that they are independent registered public accountants with respect to the Company and the Company’s subsidiaries within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder, and (ii) on the Remarketing Settlement Date, Deloitte & Touche LLP shall have furnished to the Remarketing Agents a letter, dated the Remarketing Settlement Date, in form and substance reasonably satisfactory to the Remarketing Agents, that reaffirms the statements made in the letter furnished pursuant to subclause (i) of this Section 5(g), except that the specified date referred to shall be a date not more than three Business Days prior to the Remarketing Settlement Date;

(h) On or after the Remarketing Date, (i) neither the Company nor any Significant Subsidiary shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Disclosure Package any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Disclosure Package, and (ii) since the respective dates as of which information is given in the Disclosure Package, there shall not have been any change in the surplus of any Significant Subsidiary or the capital stock of the Company or any increase in the long-term debt of the Company and its subsidiaries considered as a whole, or any change, or any development involving a prospective change, in or affecting the business, financial position, reserves, surplus, equity or results of operations of the Company and the Significant Subsidiaries considered as a whole, otherwise than as set forth or contemplated in the Disclosure Package, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Remarketing Agents so material and adverse as to make it impracticable or inadvisable to proceed with the Remarketing of the Remarketed Securities on the terms and in the manner contemplated in the Final Prospectus;

(i) On or after the Remarketing Date (i) no downgrading shall have occurred in the rating accorded the debt securities of the Company or any Significant Subsidiary or the financial strength or claims paying ability of any Significant Subsidiary by A.M. Best & Co., Fitch Ratings, Ltd., Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Services, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, or shall have given notice of its intended or potential downgrading of, its rating of any debt security or the financial strength or the claims paying ability of any Significant Subsidiary, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Remarketing Agents so material and adverse as to make it impracticable or inadvisable to proceed with the Remarketing of the Remarketed Securities on the terms and in the manner contemplated in the Final Prospectus;

(j) On or after the Remarketing Date, there shall not have occurred any of the following: (i) a change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the reasonable judgment of the Remarketing Agents, be likely to prejudice materially the success of the Remarketing of the Remarketed Securities, whether in the primary market or in respect of dealings in the secondary market; (ii) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (iii) a suspension or material limitation in trading in the Company’s securities on the New York Stock Exchange; (iv) a suspension or material limitation in clearing and/or settlement in securities generally; (v) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (vi) the material outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or any other national or international calamity or emergency (including without limitation as a result of an act of terrorism) if the effect of any such event specified in this clause (vi) in the judgment of the Remarketing Agents makes it impracticable or inadvisable to proceed with the Remarketing of the Remarketed Securities on the terms and in the manner contemplated in the Final Prospectus;

(k) The Company shall have complied with any request by the Remarketing Agents with respect to the furnishing of copies of the Final Prospectus in compliance with the provisions of Section 3(e), as the case may be; and

(l) At the Remarketing Settlement Date, the Remarketing Agents shall have received a certificate of the Chief Accounting Officer of the Company, dated as of the Remarketing Settlement Date, substantially in the form of Annex IV hereto.

6. Indemnification and Contribution.

(a) The Company will indemnify and hold harmless each Remarketing Agent, its partners, directors and officers and each person, if any, who controls such Remarketing Agent within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which such Remarketing Agent may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in (i) the Registration Statement or any amendment or supplement (when considered together with the document to which such supplement relates) thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any Preliminary Prospectus, Pricing Prospectus, any Issuer Free Writing Prospectus or the Final Prospectus or any amendment or supplement (when considered together with the document to which such supplement relates) thereto, or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse each Remarketing Agent for any legal or other expenses reasonably incurred by such Remarketing Agent in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any Issuer Free Writing Prospectus, Pricing Prospectus, the Registration Statement or the Final Prospectus, or any such amendment or supplement(s) in reliance upon and in conformity with written information furnished to the Company by any Remarketing Agent expressly for use therein.

(b) Each Remarketing Agent will, severally and not jointly, indemnify and hold harmless the Company, its directors and officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities (or actions in respect thereof) to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any Issuer Free Writing Prospectus, Pricing Prospectus, the Registration Statement, or the

Final Prospectus, or any amendment or supplement (when considered together with the document to which such supplement relates) thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any Issuer Free Writing Prospectus, Pricing Prospectus, the Registration Statement, the Final Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Remarketing Agent expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

(c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; the omission so to notify the indemnifying party shall relieve it from any liability which it may have to any indemnified party under such subsection, to the extent the indemnifying party is actually materially prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party or any other indemnified party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnifying party and such indemnified party shall have mutually agreed to the contrary, (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to such indemnified party or (iii) the named parties in any such proceeding (including any impleaded parties) include both the indemnifying party and such indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No indemnifying party shall, without the prior written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and

(ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party. In no event shall the indemnifying party be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same allegations or circumstances.

(d) If the indemnification provided for in this Section 6 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, other than due to the express provisions thereof, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Remarketing Agents on the other from the Remarketing of the Remarketed Securities to which any such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Remarketing Agents of the applicable Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Remarketing Agents on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total Remarketing Fee received by the Remarketing Agents, as set forth in the table on the cover page of the Final Prospectus.

The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Remarketing Agents on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Remarketing Agents agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Remarketing Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Remarketing Agent shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Securities remarketed by it and distributed to the public were offered to the public exceeds the amount of any damages which such Remarketing Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Remarketing Agents in this subsection (d) to contribute are several in proportion to their respective obligations with respect to such Remarketed Securities and not joint.

(e) The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Remarketing Agent within the meaning of the Act. The obligations of the Remarketing Agents under this Section 6 shall be in addition to any liability which the respective Remarketing Agent may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his consent, is named in the Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Act.

7. Resignation and Removal of the Remarketing Agents. A Remarketing Agent may resign and be discharged from its duties and obligations hereunder, and the Company may remove any or all of the Remarketing Agents, by giving five (5) Business Days’ prior written notice to the Stock Purchase Contract Agent and, in the case of a removal, to the Remarketing Agents; provided that no such resignation nor any removal of all the Remarketing Agents shall become effective until the Company shall have appointed at least one nationally recognized broker-dealer as successor to the Remarketing Agents, and such successor Remarketing Agent shall have entered into a letter substantially in the form of Annex III hereof with the Company and the Stock Purchase Contract Agent in which it shall have agreed to conduct the Remarketing in accordance with the Remarketing Procedures. The provisions of this Section 7 shall survive the resignation or removal of the Remarketing Agents pursuant to this Remarketing Agreement.

8. New Remarketing Agents. The Company may appoint any institution or institutions as new Remarketing Agent(s) hereunder (each a “New Remarketing Agent”) in respect of the Remarketing in which event, upon the confirmation by such institution through a letter to the Company and the Stock Purchase Contract Agent confirming acceptance of such nomination by the New Remarketing Agent substantially in the form of Annex III hereof, such New Remarketing Agent shall become a party hereto, unless otherwise provided for herein, with all the authority, rights, powers, duties and obligations as if originally named as Remarketing Agent hereunder. The Company will notify the Remarketing Agent(s) appointed in respect of the Remarketing of the Remarketed Securities and the Stock Purchase Contract Agent of a change in the identity of other Remarketing Agents appointed or who have resigned in respect of the Remarketing of the Remarketed Securities generally as soon as reasonably practicable.

9. Offering Restrictions. Each Remarketing Agent acknowledges, represents and agrees and each additional Remarketing Agent appointed pursuant to Section 8 of this Remarketing Agreement will be required to acknowledge, represent and agree that it has not remarketed or delivered and it will not remarket or deliver, any of the Remarketed Securities, in or from any jurisdiction except under circumstances that are reasonably designed to result in compliance with the applicable securities laws and regulations thereof. In particular, each Remarketing Agent acknowledges, represents and agrees and each additional Remarketing Agent appointed pursuant to Section 8 of this Remarketing Agreement will be required to acknowledge, represent and agree as set forth in Annex V to this Remarketing Agreement.

10. Dealing in the Remarketed Securities. Each Remarketing Agent, when acting hereunder, or when acting in its individual or any other capacity, may, to the extent permitted by law, buy, sell, hold or deal in any of the Remarketed Securities. The Remarketing Agents may exercise any vote or join in any action which any beneficial owner of Remarketed Securities may be entitled to exercise or take pursuant to the Indenture with like effect as if they did not act in any capacity hereunder. The Remarketing Agents, in their individual capacities, either as principal or agent, may also engage in or have an interest in any financial or other transaction with the Company as freely as if they did not act in any capacity hereunder.

11. Termination of Remarketing Agreement. This Remarketing Agreement shall terminate (i) in the event of a Remarketing that is not a Successful Remarketing or (ii) as to any Remarketing Agent who resigns or is removed, on the effective date of the resignation or removal of such Remarketing Agent pursuant to Section 7. In addition, the obligations of the Remarketing Agents may be terminated by them by notice given to the Company prior to 12:00 noon, New York City time on the Remarketing Settlement Date if, prior to that time, any of the applicable conditions precedent to the obligations of the Remarketing Agents described in Section 5 hereof shall have failed to occur.

12. Survival. Notwithstanding any such termination set forth in Section 11 hereof, the obligations set forth in Section 4 hereof shall survive and remain in full force and effect until all amounts payable under said Section 4 shall have been paid in full. In addition, the former Remarketing Agents shall be entitled to the rights and benefits under Section 6 of this Remarketing Agreement notwithstanding the replacement or resignation of the Remarketing Agents. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Remarketing Agents, as set forth in this Remarketing Agreement or made by or on behalf of them, respectively, pursuant to this Remarketing Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Remarketing Agent or any controlling person of any Remarketing Agent, the Company or any officer or director or controlling person of the Company and shall survive delivery of and payment for the Securities.

13. Notices. All statements, requests, notices and agreements hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication; notices to the Remarketing Agents shall be directed to Deutsche Bank Securities Inc., 60 Wall Street, New York, NY 10005, with a copy to Debevoise & Plimpton LLP, 919 Third Avenue, New York, New York 10022, attention of Peter J. Loughran, Esq.; notices to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: General Counsel, with a copy to Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019, attention John M. Schwolsky, Esq. and Vladimir Nicenko, Esq.; notices to the Trustee shall be delivered or sent by mail or facsimile transmission to The Bank of New York Mellon Trust Company, N.A., 2 North LaSalle Street, Suite 1020, Chicago, Illinois 60602, telecopy: (312) 827-8542; notices to the Stock Purchase Contract Agent shall be delivered or sent by mail or facsimile transmission to Deutsche Bank Trust Company Americas, Trust and Securities Services, 60 Wall Street, 27th Floor, MS: NYC60-2710, New York, NY 10005, telecopy: (732) 578-4635; and notices to the Collateral Agent or the Custodial Agent shall be delivered or sent by mail or facsimile transmission to Deutsche Bank Trust Company Americas, Trust and Securities Services, 60 Wall Street, 27th Floor, MS: NYC60-2710, New York, NY 10005, telecopy: (732) 578-4635. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

14. Successors and Assigns. This Remarketing Agreement and the Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Remarketing Agents and the Company, and, to the extent provided in Sections 6 and 12 hereof, the officers and directors of the Company and each person who controls the Company or any Remarketing Agent, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Remarketing Agreement or the Pricing Agreement. No purchaser of any of the Securities pursuant to this Remarketing Agreement shall be deemed a successor or assign by reason merely of such purchase.

15. GOVERNING LAW. THIS REMARKETING AGREEMENT AND THE PRICING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT SUCH PRINCIPLES WOULD REQUIRE OR PERMIT THE APPLICATION OF LAWS OF ANOTHER JURISDICTION.

16. Consent to Jurisdiction. The Company agrees that any legal suit, action or proceeding against the Company brought by the Remarketing Agents or by any person, if any, who controls the Remarketing Agents within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, arising out of or based upon this Remarketing Agreement or the transactions contemplated hereby may be instituted in any state or Federal court in the Borough of Manhattan, The City of New York, New York, and, to the fullest extent permitted by applicable law, waives any objection which it may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the non-exclusive jurisdiction of such courts in any suit, action or proceeding.

17. Amendment. This Remarketing Agreement may not be amended or modified except by an instrument in writing signed by, or on behalf of, each of the parties hereto; provided, however, that in the event that the Securities to be remarketed, or any portion thereof, are modified in such a way so that they no longer require registration under the Act, the Company, the Remarketing Agents and the Stock Purchase Contract Agent hereby agree to promptly enter into an amendment to this Remarketing Agreement containing such representations, warranties and covenants as would normally be required to more accurately reflect an offering of unregistered securities.

18. Counterparts. This Remarketing Agreement and the Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

19. No Advisory or Fiduciary Relationship. The Company acknowledges and agrees that (a) the Remarketing of the Remarketed Securities pursuant to this Remarketing Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and the several Remarketing Agents, on the other hand, (b) in connection with any Remarketing contemplated by this Remarketing Agreement and the Pricing Agreement and the process leading to any such transaction, each Remarketing Agent is and has been acting solely as a principal and is not the agent or fiduciary of the Company, or its stockholders, creditors, employees or any other party, (c) no Remarketing Agent has assumed or will assume an advisory or fiduciary responsibility in favor of the Company with respect to any such Remarketing contemplated hereby or the process leading thereto (irrespective of whether such Remarketing Agent has advised or is currently advising the Company on other matters) and no Remarketing Agent has any obligation to the Company with respect to such Remarketing contemplated hereby except the obligations expressly set forth in this Remarketing Agreement and the Pricing Agreement, (d) the Remarketing Agents and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, (e) the Company agrees that it will not claim that the Remarketing Agents, or any of them, have rendered advisory services of any nature or respect, or owe a fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto and (f) the Remarketing Agents have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

20. Entire Agreement. This Remarketing Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Remarketing Agents, or any of them, with respect to the subject matter hereof.

21. Waiver of Jury Trial. The Company and each of the Remarketing Agents hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Remarketing Agreement or the transactions contemplated hereby.

22. Rights of the Stock Purchase Contract Agent. Notwithstanding any other provision of this Remarketing Agreement, the Stock Purchase Contract Agent, in connection with its rights and duties hereunder, shall be entitled to all the rights, protections and privileges granted to the Stock Purchase Contract Agent in the Stock Purchase Contract Agreement.

[Signature pages follow]

Very truly yours,

METLIFE, INC.

By:	/s/ Marlene Debel
	Name:	Marlene Debel
	Title:	Senior Vice President and Treasurer

[Signature page to Series D Senior Debentures Remarketing Agreement]

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Stock Purchase Contract Agent

By:	/s/ Carol Ng
	Name:	Carol Ng
	Title:	Vice President

By:	/s/ Aldrin M.F. Bayne
	Name:	Aldrin M.F. Bayne
	Title:	Vice President

[Signature page to Series D Senior Debentures Remarketing Agreement]

Accepted as of the date hereof on behalf of the Remarketing Agents:

DEUTSCHE BANK SECURITIES INC.

By:	/s/ Mary Hardgrove
	Name:	Mary Hardgrove
	Title:	Managing Director

By:	/s/ Adam Raucher
	Name:	Adam Raucher
	Title:	Director

[Signature page to Series D Senior Debentures Remarketing Agreement]

SCHEDULE 1

TO REMARKETING AGREEMENT

None.

ANNEX I(a)

FORM OF WILLKIE FARR & GALLAGHER LLP OPINION

I(a)-1

ANNEX I(b)

FORM OF WILLKIE FARR & GALLAGHER LLP

NEGATIVE ASSURANCE LETTER

I(b)-1

ANNEX II

FORM OF MATTHEW RICCIARDI’S OPINION

II-1

ANNEX III

FORM OF ACCESSION LETTER

METLIFE, INC.

[Date]

[New Remarketing Agent]

[Address]

Dear Sirs,

Remarketing of Series D Senior Debentures due 2024 of MetLife, Inc. (the “Remarketed Securities”)

The undersigned refers to the Remarketing Agreement, dated as of July 30, 2013 (the “Remarketing Agreement”) among ourselves as the Company, Deutsche Bank Trust Company Americas, as Stock Purchase Contract Agent (the “Stock Purchase Contract Agent”), and the Remarketing Agents from time to time party thereto, and have the pleasure of inviting you to become a Remarketing Agent subject to and in accordance with the terms of the Remarketing Agreement, a copy of which has been supplied to you by us. Please return to the Company a copy of this letter signed by an authorized signatory whereupon you will become a Remarketing Agent for the purposes of the Remarketing Agreement with all the authority, rights, powers, duties and obligations of a Remarketing Agent under the Remarketing Agreement.

This letter is governed by, and shall be construed in accordance with, the laws of the State of New York. The provisions of Sections 14 and 15 of the Remarketing Agreement shall apply to this letter as if set out herein in full.

III-1

Yours faithfully,

METLIFE, INC.

By:
Name:
Title:

Acknowledged as of the date hereof:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Stock Purchase Contract Agent

By:
Name:
Title:

III-2

CONFIRMATION

We hereby accept the appointment as a Remarketing Agent and accept all of the duties and obligations under, and the terms and conditions of the Remarketing Agreement upon the terms of this letter.

We confirm that we are in receipt of all the documents which we have requested and have found them to be satisfactory.

For the purposes of the Remarketing Agreement our communications details are as set out below.

[NEW REMARKETING AGENT]

By:
Name:
Title:

Date:	[ ]

Address:	[ ]

Telex:	[ ]

Facsimile:	[ ]

Attention:	[ ]

Copies to:

(i) All existing Remarketing Agents who have been appointed in respect of the Remarketing of the Remarketed Securities.

(ii) The Stock Purchase Contract Agent.

III-3

ANNEX IV

METLIFE, INC. CHIEF ACCOUNTING OFFICER CERTIFICATE

METLIFE, INC.

CHIEF ACCOUNTING OFFICER’S CERTIFICATE

MetLife, Inc. a Delaware corporation (the “Company”), does hereby certify, pursuant to Section 5(l) of the Remarketing Agreement, dated July 30, 2013 (the “Remarketing Agreement”), by and among the Company, Deutsche Bank Trust Company Americas, as Stock Purchase Contract Agent, and Deutsche Bank Securities Inc. (together with the institutions appointed as Remarketing Agents pursuant to Section 8 of the Remarketing Agreement), that:

(i)	the representations and warranties of the Company contained in Section 2 of the Remarketing Agreement are true and correct in all respects, as if made at and as of the date hereof; and

(ii)	the Company has complied in all respects with all agreements and all conditions on its part to be performed under the Remarketing Agreement and the other Transaction Documents at or prior to the date hereof.

Willkie Farr & Gallagher LLP, counsel to the Company, may rely upon this certificate in delivering its opinion pursuant to Section 5(d) of the Underwriting Agreement. Debevoise & Plimpton LLP, counsel to the Remarketing Agents, may rely upon this certificate in delivering its opinion pursuant to Section 5(c) of the Underwriting Agreement.

[Remainder of page intentionally left blank.]

IV-1

IN WITNESS WHEREOF, the undersigned has hereunto signed his name as of [—], 2013.

METLIFE, INC.

By:
	Name:	Peter M. Carlson

	Title:	Executive Vice President, Finance Operations and Chief Accounting Officer

IV-1

ANNEX V

OFFERING RESTRICTIONS

European Economic Area

In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”), each Remarketing Agent has represented and agreed that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State, it has not made and will not make an offer of Series D Debentures which are the subject of the offering contemplated by this prospectus supplement and accompanying prospectus to the public in that Relevant Member State other than:

(a) to any legal entity which is a qualified investor as defined in the Prospectus Directive;

(b) to fewer than 100 or, if the Relevant Member State has implemented the relevant provision of the 2010 PD Amending Directive, 150 natural or legal persons (other than qualified investors as defined in the Prospectus Directive), as permitted under the Prospectus Directive, subject to obtaining the prior consent of the representatives of the Remarketing Agents for any such offer; or

(c) in any other circumstances falling within Article 3(2) of the Prospectus Directive,

provided that no such offer of Series D Debentures shall require MetLife, Inc. or any Remarketing Agent to publish a prospectus pursuant to Article 3 of the Prospectus Directive or supplement a prospectus pursuant to Article 16 of the Prospectus Directive.

For the purposes of the above, (i) the expression an “offer of Series D Debentures to the public” in relation to any Series D Debentures in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Series D Debentures to be offered so as to enable an investor to decide to purchase or subscribe for the Series D Debentures, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State, (ii) the expression “Prospectus Directive” means Directive 2003/71/EC (and amendments thereto, including the 2010 PD Amending Directive, to the extent implemented in the Relevant Member State), and includes any relevant implementing measure in the Relevant Member State and (iii) the expression “2010 PD Amending Directive” means Directive 2010/73/EU.

V-1

United Kingdom

Each Remarketing Agent has represented and agreed that it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000 (“FSMA”)) received by it in connection with the issue or sale of the Series D Debentures which are the subject of the offering contemplated by this prospectus supplement and the accompanying prospectus in circumstances in which Section 21(1) of such Act does not apply to MetLife, Inc., and that it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to any Series D Debentures in, from or otherwise involving the United Kingdom.

Hong Kong

The Series D Debentures may not be offered or sold by means of any document other than (i) in circumstances which do not constitute an offer to the public within the meaning of the Companies Ordinance (Cap.32, Laws of Hong Kong), or (ii) to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap.571, Laws of Hong Kong) and any rules made thereunder, or (iii) in other circumstances which do not result in the document being a “prospectus” within the meaning of the Companies Ordinance (Cap.32, Laws of Hong Kong), and no advertisement, invitation or document relating to the Series D Debentures may be issued or may be in the possession of any person for the purpose of issue (in each case whether in Hong Kong or elsewhere), which is directed at, or the contents of which are likely to be accessed or read by, the public in Hong Kong (except if permitted to do so under the laws of Hong Kong) other than with respect to Series D Debentures which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap. 571, Laws of Hong Kong) and any rules made thereunder.

Japan

The Series D Debentures have not been and will not be registered under the Financial Instruments and Exchange Law of Japan (the “Financial Instruments and Exchange Law”) and each Remarketing Agent has agreed that it will not offer or sell any Series D Debentures, directly or indirectly, in Japan or to, or for the benefit of, any resident of Japan (which term as used herein means any person resident in Japan, including any corporation or other entity organized under the laws of Japan), or to others for re-offering or resale, directly or indirectly, in Japan or to a resident of Japan, except pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Financial Instruments and Exchange Law and any other applicable laws, regulations and ministerial guidelines of Japan.

V-2

Singapore

This prospectus supplement and the accompanying prospectus have not been registered as a prospectus with the Monetary Authority of Singapore. Accordingly, this prospectus supplement, the accompanying prospectus, any free writing prospectus and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of the Series D Debentures may not be circulated or distributed, nor may the Series D Debentures be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than (i) to an institutional investor under Section 274 of the Securities and Futures Act, Chapter 289 of Singapore (the “SFA”), (ii) to a relevant person, or any person pursuant to Section 275(1A), and in accordance with the conditions, specified in Section 275 of the SFA or (iii) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA.

Where the Series D Debentures are subscribed or purchased under Section 275 by a relevant person which is: (a) a corporation (which is not an accredited investor) the sole business of which is to hold investments and the entire share capital of which is owned by one or more individuals, each of whom is an accredited investor; or (b) a trust (where the trustee is not an accredited investor) whose sole purpose is to hold investments and each beneficiary is an accredited investor, shares, debentures and units of shares and debentures of that corporation or the beneficiaries’ rights and interest in that trust shall not be transferable for 6 months after that corporation or that trust has acquired the Series D Debentures under Section 275 except: (1) to an institutional investor under Section 274 of the SFA or to a relevant person, or any person pursuant to Section 275(1A), and in accordance with the conditions, specified in Section 275 of the SFA; (2) where no consideration is given for the transfer; or (3) by operation of law.

South Korea

The Series D Debentures may not be offered, sold and delivered directly or indirectly, or offered or sold to any person for re-offering or resale, directly or indirectly, in South Korea or to any resident of South Korea except pursuant to the applicable laws and regulations of South Korea, including the Financial Investment Services and Capital Markets Act and the Foreign Exchange Transaction Law and the decrees and regulations thereunder. The Series D Debentures have not been registered with the Financial Services Commission of South Korea for public offering in South Korea. Furthermore, the Series D Debentures may not be re-sold to South Korean residents unless the purchaser of the Series D Debentures complies with all applicable regulatory requirements (including but not limited to government approval requirements under the Foreign Exchange Transaction Law and its subordinate decrees and regulations) in connection with their purchase.

V-3